Exhibit 10.6

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT is made and entered into as of the _____ day of ____________, 2011, by and between PSI Corporation, a Nevada corporation (“Borrower”) and _____________________ (“Creditor”).

RECITALS

WHEREAS, Creditor is the holder of a 14% Convertible Note in the principal sum of _________________ ($____________) issued by the Borrower that matured on ________________, 2010;

WHEREAS, in order to induce NextLevel Group (“NLG”), certain investors set forth on Schedule 1 attached hereto (“Investors”) and Existing Series A Preferred Stockholders (“Preferred Holders”) (hereinafter NLG, Investors and Preferred Holders are collectively referred to as the “Senior Lenders”) at any time, or from time to time, at their option, to make loans or extend credit or other accommodations or benefits to or for the account of Borrower, with or without security, or to purchase or extend credit upon any instrument or writing in respect of which the Borrower may be liable in any capacity in such manner and amount and upon terms and conditions as the Senior Lenders may deem advisable, and in consideration of any such loan, renewal or extension of credit which the Senior Lenders may make, the undersigned Creditor does hereby wholly subordinate, as hereinafter provided, (x) any and all present and future indebtedness of Borrower to Creditor, absolute or contingent, and any instrument, negotiable or otherwise, evidencing any such indebtedness, and all claims, rights and remedies therefor (such indebtedness under clause (x) being hereinafter referred to as “Subordinated Indebtedness“) to (y) any and all indebtedness of Borrower to the Senior Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint, several, or joint and several, secured and unsecured, due or not due, and whether arising directly between Borrower and the Senior Lenders, or acquired outright, conditionally or as collateral security from another by the Senior Lenders, and any amendments, renewals, modifications or extensions thereof, any interest thereon (including any interest accruing thereon after the commencement of a Proceeding (as defined below), without regard to whether or not such interest is an allowed claim), and all costs of collecting the same, including, but not limited to reasonable attorneys’ fees incurred by the Senior Lenders (such indebtedness under clause (y) being hereinafter referred to as “Superior Indebtedness“). So long as Borrower is indebted to the Senior Lenders on account of Superior Indebtedness, and so long as the Senior Lenders are committed to make any advances or other extensions of credit or otherwise make any financial accommodations whatsoever to Borrower in connection therewith, the parties hereto undertake and agree as follows:

NOW, THEREFORE, the parties hereby agree as follows:

1.                   Subordinated Indebtedness shall, at all times and in all respects, be wholly subordinate and inferior in claim and right to the Superior Indebtedness, and all claims, rights and remedies therefor are hereby subordinated and made subsequent and inferior to the Superior Indebtedness and any claims, rights and remedies arising out of, or in connection therewith.

2.                   Creditor will not take any Enforcement Action (as defined below) until the earlier of (i) all Superior Indebtedness having been fully paid in cash and all commitments of the Senior Lenders to make any advances or other extensions of credit or otherwise make any financial accommodations whatsoever to Borrower having been terminated, or (ii) one (1) year from the date hereof (“First Extension”), subject to an additional one (1) year extension in the event the Borrower on the First Extension does not meet its “Cash Flow Target.” For purposes of this Subordination Agreement, (x) “Enforcement Action“ shall mean (a) to take from or for the account of Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by Borrower with respect to the Subordinated Indebtedness, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against Borrower to (i) enforce payment of or to collect the whole or any part of the Subordinated Indebtedness or (ii) commence judicial enforcement of any of the rights and remedies under any documents or agreements evidencing the Subordinated Indebtedness or applicable law with respect to the Subordinated Indebtedness, (c) to accelerate the Subordinated Indebtedness, (d) to exercise any put option or to cause Borrower to honor any redemption or mandatory prepayment obligation under any documents or agreements evidencing the Subordinated Indebtedness, (e) to notify account debtors or directly collect accounts receivable or other payment rights of Borrower, (f) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of Borrower, or (g) to otherwise ask, demand, sue for, take or receive from Borrower the whole or any part of Subordinated Indebtedness, or any security therefor; and (y) “Cash Flow Target” shall mean that Borrower shall have cash reserves equal to or greater than the sum of the Superior Indebtedness plus the amount of all other indebtedness of Borrower.

3.                   In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, or all or any part of the assets of Borrower, or the proceeds thereof, to creditors of Borrower, by reason of the liquidation, dissolution, or other winding up of Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceedings by or against Borrower, or assignment for the benefit of creditors, or of any proceedings by or against Borrower for any relief under any bankruptcy or insolvency laws, or relating to the relief of debtors, readjustment or indebtedness, reorganizations, arrangements, compositions or extensions, or in the event of the death of Borrower or Creditor, or any partners thereof, or of any other event whereby it becomes necessary or desirable to file or present claims against Borrower for the purpose of receiving payment thereof, or on account thereof (any such proceeding, a “Proceeding”), then and in any such event, any payment or distribution of any kind or character, either in cash or other property, which shall be made or shall be payable with respect to any Subordinated Indebtedness shall be paid over to the Senior Lenders for application to the payment of the Superior

Indebtedness, whether due or of due, and no payments shall be made upon or in respect of Subordinated Indebtedness unless and until the Superior Indebtedness shall have been paid and satisfied in full in cash and all commitments of the Senior Lenders to make any advances or other extensions of credit or otherwise make any financial accommodations whatsoever to Borrower shall have been terminated. In any such event, all claims of the Senior Lenders and all claims of the Creditor shall, at the option of the Senior Lenders, forthwith become due and payable without demand or notice.

4.                   Without the prior written consent of the Senior Lenders, Borrower will not pay to Creditor any sum on account of Subordinated Indebtedness, nor give Creditor any security for the payment thereof, nor lend any sums to Creditor, nor accept any surrender or release, in whole or in part, of any said claims hereby subordinated nor deliver any negotiable instruments to evidence the Subordinated Indebtedness, nor in any way, directly or indirectly, transfer or pay any money to Creditor. Without the prior written consent of the Senior Lenders, Creditor hereby agrees that it shall not accept from Borrower any sum on account of Subordinated Indebtedness, nor accept from Borrower any security for the payment thereof, nor borrow any sums from Borrower, nor make any surrender or release, in whole or in part, of any said claims hereby subordinated nor accept any negotiable instruments to evidence the Subordinated Indebtedness, nor in any way, directly or indirectly, accept any money from Borrower.

5.                   No renewal, modification or extension of time of payment of the Superior Indebtedness, and no release or surrender of any security for the Superior Indebtedness, or the obligations of any endorsers, sureties or guarantors thereof, or release from the terms of this or any other subordination agreement of any claims subordinated, and no delay or omission in exercising any right or power on account of or in connection with the Superior Indebtedness, or under this Subordination Agreement, shall, in any manner, impair or affect the rights and duties of the Senior Lenders, the Creditor and Borrower. The Senior Lenders, in their uncontrolled discretion, may waive or release any right or option under this Subordination Agreement without the consent of Borrower or Creditor, and without otherwise in any way affecting the obligations of Borrower and Creditor hereunder. Creditor hereby waives notice of the creation, existence, renewal, or modification or extension of the time of payment, of the Superior Indebtedness.

6.                   The Creditor and Borrower agree to make and maintain in their books of account notations satisfactory to the Senior Lenders of the rights and priorities of the Senior Lenders hereunder. Such note or notes, together with any previously existing notes or other instruments evidencing Subordinated Indebtedness, shall be marked with a specific statement that the indebtedness thereby evidenced is subject to the provisions of this Subordination Agreement.

7.                   This Subordination Agreement shall be a continuing agreement and the Senior Lenders may continue, without notice to Creditor, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof and until a written revocation, signed by Creditor, is received by the Senior Lenders. Such revocation, however, shall not affect this Subordination Agreement with respect to any obligations or liabilities of Borrower then existing in connection with Superior Indebtedness and, as to such obligations and liabilities, such revocation shall not become effective unless and until such obligations and liabilities of Borrower to the Senior Lenders shall have been paid in full in cash.

8.                   Creditor agrees that the Senior Lenders, at any time from time to time, either before or after any such notice of revocation, may enter into such agreement or agreements with Borrower, as the Senior Lenders may deem proper, extending the time of payment or renewing or otherwise altering the terms of all or any of the obligations of Borrower to the Senior Lenders, or affecting any security underlying any or all of such obligations, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower with the Senior Lenders, without notice to Creditor and without in any way impairing or affecting this Subordination Agreement.

9.                   Creditor consents and agrees that all Superior Indebtedness shall be deemed to have been made or incurred at the request of Creditor and in reliance upon this Subordination Agreement; provided, however, that neither the foregoing provision, nor any other provision contained in this Subordination Agreement, shall be deemed or construed to constitute, either directly or by implication, a guaranty by Creditor of any debts, obligations or liabilities incurred by Borrower to the Senior Lenders.

10.               Any modification or waiver of any provision of this Subordination Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by (or on behalf of) each of the Senior Lenders, Borrower and Creditor, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given and shall in no way impair the rights of the Senior Lenders or the obligations of Creditor to the Senior Lenders in any other respect at any other time. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

11.               This Subordination Agreement shall inure to the benefit of the Senior Lenders and the successors and assigns of the Senior Lenders, and any financing institution joining in making said loan(s) or extending said line(s) of credit, or committing itself to make any advances in connection therewith, or which may now, or hereafter, participate therein. Notice of acceptance of this Subordination Agreement is hereby waived and this Subordination Agreement shall be binding upon the Creditor and Borrower and each of their respective heirs, personal representatives, successors and assigns, as the case may be.

12.               Creditor agrees not to commence or join with any other creditor of Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against the Borrower.

13.               The parties to this Subordination Agreement agree to keep the terms strictly confidential and not to disclose the terms hereof to any third party without the written consent of the Senior Lenders; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain and information that is required to be disclosed by law.

14.               This Subordination Agreement shall be deemed to have been executed, delivered and performed in New York, and construed according to the laws of the State of New York. Creditor and Borrower waive notice of acceptance hereof and all other notices or demands whatsoever. Each of Creditor and Borrower hereby consents to the jurisdiction of any state or federal court located within the County of New York, State of New York, and irrevocably agrees that, subject to the election of the Senior Lenders, all actions or proceedings arising out of or relating to this Subordination Agreement shall be litigated in such courts. Each of Creditor and Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens.

15.              In the event of a breach of any covenant or agreement made herein by either Creditor or Borrower, the Senior Lenders may, at their option, declare all of the Superior Indebtedness and/or Subordinated Indebtedness immediately due and payable.

16.            This Subordination Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Subordination Agreement may be delivered by facsimile or electronic transmission of a PDF copy, with the intention that they shall have the same effect as an original counterpart hereof.

17.              In the event that any provision of this Subordination Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Subordination Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Subordination Agreement

18.               The words ‘Creditor’ and ‘Borrower’ as herein used shall include the plural as well as the singular and, if Creditor or Borrower includes two (2) or more, they shall be jointly and severally bound hereby.

IN WITNESS WHEREOF, this Subordination Agreement has been duly executed this ____ day of ______________, 2011.

PSI CORPORATION

[CREDITOR]

By:_________________

By:_____________________

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